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                                                                   Exhibit 10.35


                                    EXHIBIT D

                           FORM OF SECURITY AGREEMENT

              This Security Agreement is made and entered into as of the ___ day of _____, 1997, between WEST COAST ENTERTAINMENT CORPORATION, a Delaware corporation (the "Company"), VIDEOSMITH INCORPORATED, a Massachusetts corporation, WEST COAST FRANCHISING COMPANY, a Delaware corporation, PALMER WEST COAST CORPORATION, a Delaware corporation, PALMER VIDEO CORPORATION, a Delaware corporation, PALMER INVESTMENT CORPORATION, a Delaware corporation, CASABLANCA DISTRIBUTING CORPORATION, a Delaware corporation, RKT MERGER CO., a Delaware corporation, SHOWTIME, INC., a Virginia corporation, VIDEO GIANT INC., a Texas corporation, VIDEO KING OF BROOME COUNTY, INC., a New York corporation, KING VIDEO ENTERPRISES, INC., a New York corporation, WEST COAST FINANCING CORPORATION, a Delaware corporation and WEST COAST LICENSING CORPORATION, a Delaware corporation (collectively, the "Debtors"), and PNC BANK, NATIONAL ASSOCIATION, as agent (in such capacity, the "Agent") for the banks and other financial institutions (the "Banks") from time to time parties to the Credit Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among the Debtors, the Banks and the Agent.

                                   WITNESSETH:

              WHEREAS, pursuant to the provisions of the Credit Agreement and upon the terms and subject to the conditions set forth therein, the Banks have severally agreed to make certain loans to, and to issue or participate in letters of credit for the account of, the Debtors to be evidenced by the notes issued by the Debtors thereunder; and

              WHEREAS, it is a condition precedent to the obligation of the Banks to make their respective loans to the Borrowers under the Credit Agreement and to issue or participate in letters of credit that the Debtors shall have executed and delivered this Security Agreement to the Agent for the ratable benefit of the Banks.

              NOW, THEREFORE, in consideration of the premises and to induce the Agent and the Banks to enter into the Credit Agreement and to make their respective loans to, and to issue or participate in letters of credit for the account of, one or more of the Borrowers under the Credit Agreement, the Debtors hereby agree with the Agent, for the ratable benefit of the Banks, as follows:

              1.   Defined Terms. Unless otherwise defined herein,
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terms which are defined in the Credit Agreement and used herein are so used as so defined; the following terms which are defined in the Uniform Commercial Code in effect in the Commonwealth of Pennsylvania on the date hereof are used herein as so defined: Accounts, Chattel Paper, Documents, Equipment, Farm Products, General Intangibles, Instruments, Inventory, Investment Property and Proceeds; and the following terms shall have the following meanings:

                   "Code" shall mean the Uniform Commercial Code as from time to time in effect in the Commonwealth of Pennsylvania.

                   "Collateral" shall have the meaning assigned to it in Section 2 of this Security Agreement.

                   "Contracts" shall mean all contracts and other agreements between one or more Debtors and any other Person (including agreements between one Debtor and another Debtor), as the same may from time to time be amended, supplemented or otherwise modified, including, without limitation, (a) all rights of the Debtors to receive moneys due and to become due to them thereunder or in connection therewith, (b) all rights of the Debtors to damages arising out of, or for, breach or default in respect thereof and (c) all rights of the Debtors to perform and to exercise all remedies thereunder.

                   "Obligations" shall mean the unpaid principal amount of, and interest on (including, without limitation, interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to a Debtor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Notes and all other obligations and liabilities of the Debtors to the Agent or any Bank, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the Notes, the Letters of Credit, the Applications, this Security Agreement, the other Loan Documents, any Interest Rate Hedge Agreement with a Bank and any other document made, delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Agent or any Bank that are required to be paid by the Debtors pursuant to the terms of the Credit Agreement) or otherwise.

                   "Patents" shall mean (a) all letters patent of the United States or any other country or any political


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         subdivision thereof, and all reissues and extensions thereof, including, without limitation, any thereof referred to in Schedule I hereto, and (b) all applications for letters patent of the United States and all divisions, continuations and continuations-in-part thereof or any other country or any political subdivision, including, without limitation, any thereof referred to in Schedule I hereto.

                   "Patent License" shall mean all agreements, whether written or oral, providing for the grant by a Debtor of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, any thereof referred to in Schedule I hereto.

                   "Security Agreement" shall mean this Security Agreement, as amended, supplemented or otherwise modified from time to time.

                   "Trademarks" shall mean (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, including, without limitation, any thereof referred to in Schedule II hereto, and (b) all reissues, extensions or renewals thereof.

                   "Trademark License" shall mean any agreement, written or oral, providing for the grant by a Debtor of any right to use any Trademark, including, without limitation, any thereof referred to in
         Schedule II hereto.

              2. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, each of the Debtors hereby grants to the Agent for the ratable benefit of the Banks and the Agent a security interest in all of the following property now owned or at any time hereafter acquired by such Debtor or in which such Debtor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"):

                   (i)  all Accounts;

                  (ii)  all Chattel Paper;

                 (iii)  all Contracts;


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                  (iv)  all Documents;

                   (v)  all Equipment;

                  (vi)  all General Intangibles;

                 (vii)  all Instruments;

                (viii)  all Inventory;

                  (ix)  all Patents;

                   (x)  all Patent Licenses;

                  (xi)  all Trademarks;

                 (xii)  all Trademark Licenses;

                (xiii)  all Investment Property; and

                 (xiv) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing.

              3. Rights of Agent and Banks; Limitations on Agent's and Banks' Obligations.

                   (a) Debtors Remain Liable under Accounts and Contracts. Anything herein to the contrary notwithstanding, the Debtors shall remain liable under each of the Accounts and Contracts to observe and perform all the conditions and obligations to be observed and performed by them thereunder, all in accordance with the terms of any agreement giving rise to each such Account and in accordance with and pursuant to the terms and provisions of each such Contract. Neither the Agent nor any Bank shall have any obligation or liability under any Account (or any agreement giving rise thereto) or under any Contract by reason of or arising out of this Security Agreement or the receipt by the Agent or any such Bank of any payment relating to such Account or Contract pursuant hereto, nor shall the Agent or any Bank be obligated in any manner to perform any of the obligations of the Debtors under or pursuant to any Account (or any agreement giving rise thereto) or under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto) or under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                   (b) Notice to Account Debtors and Contracting Parties. Upon the request of the Agent at any time after the occurrence and during the continuance of an Event of Default, the


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Debtors shall notify account debtors on the Accounts and parties to the
Contracts that the Accounts and the Contracts have been assigned to the Agent for the ratable benefit of the Banks and shall indicate on all billings that payments in respect thereof shall be made directly to the Agent. The Agent may in its own name or in the name of others communicate with account debtors on the Accounts and parties to the Contracts to verify with them to its satisfaction the existence, amount and terms of any Accounts or Contracts.

                   (c) Analysis of Accounts. The Agent shall have the right to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the Debtors shall furnish all such assistance and information as the Agent may require in connection therewith. At any time and from time to time, upon the Agent's request and at the expense of the Debtors, the Debtors shall cause independent public accountants or others satisfactory to the Agent to furnish to the Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts.

                   (d) Collections on Accounts. The Agent hereby authorizes the Debtors to collect the Accounts, subject to the Agent's direction and control, from the account debtors. Prior to the occurrence of an Event of Default, the Proceeds of Accounts so collected by the Debtors shall be received and held by the Debtors in trust for the Agent and the Banks but may be applied by the Debtors in their discretion towards payment of the Obligations or other corporate purposes. Upon occurrence of an Event of Default, the authority hereby given to the Debtors to collect the Proceeds of Accounts in trust for the Agent and the Banks may be terminated by the Agent at any time and the Debtors shall deliver to the Agent on the date of receipt thereof by the Debtors all Proceeds in the form of cash, checks, drafts, notes and other remittances received in payment of or on account of any Debtor's Accounts. Following receipt by the Agent such Proceeds shall be deposited in a special bank account (the "Cash Collateral Account") maintained with the Agent over which the Agent alone shall have power of withdrawal. All Proceeds other than cash shall be deposited in precisely the form in which received, except for the addition thereto of the endorsement of the Debtors when necessary to permit collection of the items, which endorsement the Debtors agree to make. The Debtors will not commingle any such Proceeds with any of the Debtor's other funds or property but will hold them separate and apart from any other funds or property and upon an express trust for the Agent until deposit thereof is made in the Cash Collateral Account.

         4. Representations and Warranties. Each of the Debtors hereby represents and warrants that:

                   (a) Title; No Other Liens. Except for the Lien granted to the Agent for the ratable benefit of the Banks


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pursuant to this Security Agreement and the other Liens permitted to exist on the Collateral pursuant to the Credit Agreement, the Debtors own each item of the Collateral free and clear of any and all Liens or claims of others. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as may have been filed in favor of the Agent, for the ratable benefit of the Banks, pursuant to this Security Agreement or as may be permitted pursuant to the Credit Agreement.

                   (b) Perfected First Priority Liens. Except as set forth on
Schedule 4.1(b)(ii) to the Credit Agreement, the Liens granted pursuant to this Security Agreement constitute perfected Liens on the Collateral in favor of the Agent, for the ratable benefit of the Banks, which are prior to all other Liens on the Collateral created by the Debtors and in existence on the date hereof and which are enforceable as such against all creditors of and purchasers from the Debtors and against any owner or purchaser of the real property where any of the Equipment is located and any present or future creditor obtaining a Lien on such real property.

                   (c) Accounts. The amount represented by the Debtors to the Banks from time to time in any reports requested by or furnished to the Agent or the Banks as owing by each account debtor or by all account debtors in respect of the Accounts will at such time be the correct amount actually owing by such account debtor or debtors thereunder. No amount payable to any of the Debtors under or in connection with any Account is evidenced by any Instrument or Chattel Paper which has not been delivered to the Agent. The Debtors keep their records concerning the Accounts at the location or locations set forth in
Schedule III.

                   (d) Contracts. No consent of any party (other than the Debtors) to any Contract is required, or purports to be required, in connection with the execution, delivery and performance of this Security Agreement, except to the extent that a non-material Contract may contain a no-assignment provision. Each Contract is in full force and effect and constitutes a valid and legally enforceable obligation of the parties thereto, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor's rights generally. No consent or authorization of, filing with or other act by or in respect of any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of any of the Contracts by any party thereto other than those which have been duly obtained, made or performed, are in full force and effect and do not subject the scope of any such Contract to any material adverse limitation, either specific or general in nature. Neither the Debtors nor (to the best of the Debtors' knowledge) any other party to any Contract is in default or is


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likely to become in default in the performance or observance of any of the terms thereof. The Debtors have fully performed all their obligations under each Contract. The right, title and interest of the Debtors in, to and under each Contract are not subject to any defense, offset, counterclaim or claim which would materially adversely affect the value of such Contract as Collateral, nor have any of the foregoing been asserted or alleged against the Debtors as to any Contract. No amount payable to the Debtors under or in connection with any Contract is evidenced by any Instrument or Chattel Paper which had not been delivered to the Agent.

                   (e) Inventory. The types, amounts and valuations of the Inventory or any other information regarding the same represented by the Debtors from time to time in any reports requested by or furnished to the Agent or the Banks will at such time be accurate to the best of the Debtors' knowledge. The Debtors keep records concerning the Inventory at the location or locations listed on Schedule IV. The Inventory is kept at the locations listed on Schedule V hereto.

                   (f) Equipment. The Equipment is kept at the locations listed on Schedule VI hereto.

                   (g) Chief Executive Office. The locations of each of the Debtor's chief executive office and chief place of business are set forth on
Schedule VII.

                   (h) Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

                   (i) Patents and Trademarks. Schedule I hereto includes all Patents and Patent Licenses owned by a Debtor in its own name as of the date hereof. Schedule II hereto includes all Trademarks and Trademark Licenses owned by a Debtor in its own name as of the date hereof. To the best of the Debtors' knowledge, each Patent and Trademark is valid, subsisting, unexpired, enforceable and has not been abandoned. Except as set forth in either such Schedule, none of such Patents and Trademarks is the subject of any licensing or franchise agreement. No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of any Patent or Trademark. No action or proceeding is pending (i) seeking to limit, cancel or question the validity of any Patent or Trademark, or (ii) which, if adversely determined, would have a material adverse effect on the value of any Patent or Trademark.

                   (j) Power and Authority; Authorization. Each of the Debtors has the corporate power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the Lien on the Collateral pursuant to, this Security Agreement and has taken all necessary corporate action


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to authorize its execution, delivery and performance of, and grant of the Lien on the Collateral pursuant to, this Security Agreement.

                   (k) Enforceability. This Security Agreement constitutes a legal, valid and binding obligation of the Debtors enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

                   (l) No Conflict. The execution, delivery and performance of this Security Agreement will not violate any provision of any Requirement of Law or Contractual Obligation of the Debtors and will not result in the creation or imposition of any Lien on any of the properties or revenues of the Debtors pursuant to any Requirement of Law or Contractual Obligation of the Debtors, except as contemplated hereby.

                   (m) No Consents, etc. No consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of the Debtors), is required in connection with the execution, delivery, performance, validity or enforceability of this Security Agreement.

                   (n) No Litigation. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Debtors, threatened by or against the Debtors or against any of their properties or revenues with respect to this Security Agreement or the granting of the security interests contemplated hereunder.

         5. Covenants. Each of the Debtors covenants and agrees with the Agent and the Banks that from and after the date of this Security Agreement until the Obligations are paid in full, the Commitments are terminated and no Letter of Credit is outstanding it will:

                   (a) Further Documentation; Pledge of Instruments and Chattel Paper. At any time and from time to time, upon the written request of the Agent, and at the sole expense of the Debtors, promptly and duly execute and deliver such further instruments and documents and take such further action as the Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby. Each of the Debtors also hereby authorizes the Agent to execute and file any such financing or continuation statements without the


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signature of such Debtors to the extent permitted by applicable law. A carbon, photographic, facsimile or other reproduction of this Security Agreement shall be sufficient as a financing statement for filing in any jurisdiction. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Instrument or Chattel Paper shall be immediately delivered to the Agent, duly endorsed in a manner satisfactory to the Agent, to be held as Collateral pursuant to this Security Agreement.

                   (b) Indemnification. Pay, and save the Agent and the Banks harmless from, any and all liabilities, costs and expenses (including, without limitation, legal fees and expenses) (i) with respect to, or resulting from, any delay in paying any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, any delay in complying with any Requirement of Law applicable to any of the Collateral or (iii) in connection with any of the transactions contemplated by this Security Agreement. In any suit, proceeding or action brought by the Agent or any Bank under any Account or Contract for any sum owing thereunder, or to enforce any provisions of any Account or Contract, each of the Debtors will save, indemnify and keep the Agent and such Bank harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by such Debtor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from a Debtor. Notwithstanding the foregoing, the Debtors shall have no obligation to the Agent or any Bank under this paragraph with respect to any liability arising solely from the gross negligence or willful misconduct of such Person.

                   (c) Maintenance of Records. Keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Accounts. At the request of the Agent, each of the Debtors will mark its books and records pertaining to the Collateral to evidence this Security Agreement and the security interests granted hereby. For the Agent's and the Banks' further security, the Agent, for the ratable benefit of the Banks, shall have a security interest in all of the Debtors' books and records pertaining to the Collateral, and the Debtors shall turn over any such books and records to the Agent or to their representatives during normal business hours at the request of the Agent.

                   (d) Right of Inspection and Audit. Give to the Agent at all times upon reasonable prior notice full and free access during normal business hours to all of its books, correspondence and records and the Agent and the Agent's


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respective representatives may examine, inspect or audit the same, take extracts therefrom and make photocopies thereof, and each of the Debtors agrees to render to the Agent, at the Debtors' cost and expense upon reasonable prior notice, such clerical and other assistance as may be reasonably requested with regard thereto. The Agent and its respective representatives shall at all times also have the right upon reasonable prior notice to enter into and upon any premises where any of the Inventory or Equipment is located for the purpose of examining, inspecting or auditing the same, observing its use or otherwise protecting their interests therein.

                   (e) Compliance with Laws, etc. Comply in all material respects with all Requirements of Law applicable to the Collateral or any part thereof or to the operation of its business; provided, however, that such Debtor may contest any Requirement of Law in any reasonable manner which shall not, in the sole opinion of the Agent, adversely affect the Agent's or the Banks' rights or the priority of their Liens on the Collateral.

                   (f) Compliance with Terms of Contracts, etc. Perform and comply in all material respects with all its obligations under the Contracts and all its other Contractual Obligations relating to the Collateral.

                   (g) Payment of Obligations. Pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if (i) the validity thereof is being contested in good faith by appropriate proceedings, (ii) such proceedings do not involve any material danger of the sale, forfeiture or loss of any of the Collateral or any interest therein and
(iii) such charge is adequately reserved against on such Debtor's books in accordance with GAAP.

                   (h) Limitation on Liens on Collateral. Not create, incur or permit to exist, will defend the Collateral against, and take such other action as is necessary to remove, any Lien or claim on or to the Collateral, other than the Liens created hereby and other than as permitted pursuant to the Credit Agreement, and will defend the right, title and interest of the Agent and the Banks in and to any of the Collateral against the claims and demands of all Persons whomsoever.

                   (i) Limitations on Dispositions of Collateral. Not sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so except as expressly permitted pursuant to the Credit Agreement.


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                   (j) Limitations on Modifications, Waivers, Extensions of
Contracts and Agreements Giving Rise to Accounts. Not (i) amend, modify, terminate or waive any provision of any Contract or any agreement giving rise to an Account in any manner which could reasonably be expected to materially adversely affect the value of such Contract or Account as Collateral, except, if no Event of Default shall exist, in the ordinary course of business based on its reasonable business judgment, (ii) fail to exercise promptly and diligently each and every material right which it may have under each Contract and each agreement giving rise to an Account (other than any right of termination), except, if no Event of Default shall exist, in the ordinary course of business based on its reasonable business judgment,or (iii) fail to deliver to the Agent a copy of each demand, notice or document received by it relating in any way to any Contract or any agreement giving rise to an Account and which could individually or in the aggregate reasonably be expected to have a Material Adverse Effect.

                   (k) Limitations on Discounts, Compromises, Extensions of Accounts. Not grant any extension of the time of payment of any of the Accounts, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partially, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon, other than in the ordinary course of business as generally conducted by such Debtor over a period of time.

                   (l) Further Identification of Collateral. Furnish to the Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail.

                   (m) Notices. Advise the Agent promptly, in reasonable detail, at their respective addresses set forth in the Credit Agreement, (i) of any Lien (other than Liens created hereby or permitted under the Credit Agreement) on, or claim asserted against, any of the Collateral and (ii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereunder.

                   (n) Changes in Locations, Name, etc. Unless it shall have given the Agent at least 30 days prior written notice thereof no Debtor will (i) change the location of its chief executive office or chief place of business from that specified in Schedule VII attached hereto or remove its books and records from the location specified in Section 4(c), (ii) permit any of the Inventory or Equipment to be kept at a location other than those listed on Schedules V and VI hereto or (iii) change its name, identity or corporate structure to such an extent that any financing statement filed by the Agent in connection with this


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Security Agreement would become seriously misleading.

                   (o)  Patents and Trademarks.

                        (i) Except with respect to any Trademark that it shall reasonably determine is of immaterial economic value to it, (either itself or through licensees), (i) continue to use each Trademark on each and every trademark class of goods applicable to their current line as reflected in their current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) employ such Trademark with the appropriate notice of registration, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Agent, for the ratable benefit of the Banks, shall obtain a perfected security interest in such mark pursuant to this Security Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated.

                        (ii) Not, except with respect to any Patent that it shall reasonably determine is of immaterial economic value to it, do any act, or omit to do any act, whereby any Patent may become abandoned or dedicated.

                        (iii) Notify the Agent immediately if it knows, or has reason to know, that any application or registration relating to any Patent or Trademark may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding its ownership of any Patent or Trademark or its right to register the same or to keep and maintain the same.

                        (iv) Whenever such Debtor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, report such filing to the Agent within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Agent, each of the Debtors shall execute and deliver any and all agreements, instruments, documents, and papers as the Agent may request to evidence the Agent's and the Banks' security interest in any Patent or Trademark and the goodwill and general intangibles of such Debtor relating thereto or represented thereby, and each of the Debtors


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         hereby constitutes the Agent, its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Obligations are paid in full and the Commitments are terminated.

                        (v) Take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the Patents and Trademarks, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

                        (vi) In the event that any Patent or Trademark included in the Collateral is infringed, misappropriated or diluted by a third party, promptly notify the Agent after it learns thereof and shall, unless it shall reasonably determine that such Patent or Trademark is of immaterial economic value to it, which determination it shall promptly report to the Agent and the Banks, promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as it shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark.

         6.   Agent's Appointment as Attorney-in-Fact.

              (a) Powers. Each of the Debtors hereby irrevocably constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Debtor and in the name of such Debtor or in its own name, from time to time in the Agent's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement, and, without limiting the generality of the foregoing, each of the Debtors hereby gives the Agent the power and right, on behalf of such Debtor, without notice to or assent by such Debtor, to do the following:

                        (i) in the case of any Account, at any time when the authority of such Debtor to collect the Accounts has been curtailed or terminated pursuant to the third sentence of Section 3(d) hereof, or in the case of any other Collateral, at any time when any Event of Default shall have occurred and is continuing, in the name of such Debtor or its own name, or otherwise, to take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account, Instrument, General Intangible, Investment Property or Contract or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Agent for the purpose of collecting any and all such moneys due under any Account, Instrument, General Intangible, Investment Property or Contract or with respect to any other Collateral whenever payable;

                        (ii) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral (provided that, if no Event of Default shall exist, the foregoing shall not apply to any Permitted Lien), to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

                        (iii) upon the occurrence and during the continuance of any Event of Default, (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Agent or as the Agent shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral;
         (C) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any proceeds thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against such Debtor with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate;
         (G) to assign any Patent or Trademark (along with the goodwill of the business to which any such Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Agent shall in its sole discretion determine; and (H) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the

         Agent's option and such Debtor's expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve or realize upon the Collateral and the Agent's and the Banks' Liens thereon and to effect the intent of this Security Agreement, all as fully and effectively as such Debtor might do.

Each of the Debtors hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

              (b) Other Powers. Each of the Debtors also authorizes the Agent and the Banks, at any time and from time to time, to execute, in connection with the sale provided for in Section 8 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

              (c) No Duty on Agent or Banks' Part. The powers conferred on the Agent and the Banks hereunder are solely to protect the Agent's and the Banks' interests in the Collateral and shall not impose any duty upon the Agent or any Bank to exercise any such powers. The Agent and the Banks shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to the Debtors for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

         7. Performance by Agent of Debtors' Obligations. If any of the Debtors fails to perform or comply with any of its agreements contained herein and the Agent, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of the Agent incurred in connection with such performance or compliance, together with interest thereon at a rate per annum equal to the rate of interest then payable on Loans bearing interest at a rate determined by reference to the Base Rate, shall be payable by the Debtors to the Agent on demand and shall constitute Obligations secured hereby.

         8. Remedies. If an Event of Default shall occur and be continuing, the Agent, on behalf of the Banks may exercise, in addition to all other rights and remedies granted to them in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Debtors or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Agent or any Bank or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent or any Bank shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Debtors, which right or equity is hereby waived or released. The Debtors further agree, at the Agent's request, to assemble the Collateral and make it available to the Agent at places which the Agent shall reasonably select, whether at the Debtors' premises or elsewhere. The Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Agent and the Banks hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Agent may elect, and only after such application and after the payment by the Agent of any other amount required by any provision of law, including, without limitation, Section 9504(a)(3) of the Code, need the Agent account for the surplus, if any, to the Debtors. To the extent permitted by applicable law, each of the Debtors waives all claims, damages and demands it may acquire against the Agent or any Bank arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Debtors shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Agent or any Bank to collect such deficiency.

         9. Limitation on Duties Regarding Preservation of Collateral. The Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9207 of the Code or otherwise, shall be to deal with it in the same manner as the Agent deals with similar property for its own account. Neither the Agent, any Bank, nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Debtors or otherwise.

         10. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

         11. Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         12. Paragraph Headings. The paragraph headings used in this Security Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         13. No Waiver; Cumulative Remedies. Neither the Agent nor any Bank shall by any act (except by a written instrument pursuant to Section 14 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Bank, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Bank of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Bank would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

         14. Waivers and Amendments; Parties Bound; Governing Law. None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Debtors and the Agent, provided that any provision of this Security Agreement may be waived by the Agent in a written letter or agreement executed by the Agent or by telex or facsimile transmission from the Agent. This Security Agreement shall be the joint and several obligations of the Debtors and shall be binding upon the respective successors and permitted assigns of the Debtors and shall inure to the benefit of the Agent and the Banks and their respective successors and assigns. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE SUBSTANTIVE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA.

         15. Notices. All notices hereunder to the Debtors, the Agent or any of the Banks to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered or sent in the manner and to the respective addresses as provided in subsection 9.2 of the Credit Agreement.

         16. Authority of Agent. The Debtors acknowledge that the rights and responsibilities of the Agent under this Security Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Security Agreement shall, as between the Agent and the Banks, be governed by the Credit Agreement and by such other agreement with respect thereto as may exist from time to time among them, but, as between the Agent and the Debtors, the Agent shall be conclusively presumed to be acting as agent for the Banks with full and valid authority so to act or refrain from acting, and the Debtors shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

         17. Submission to Jurisdiction; Waivers.

              (a)  Each of the Debtors hereby irrevocably and unconditionally:

                   (i) submits for itself and its property in any legal action or proceeding relating to this Security Agreement, or for recognition and enforcement of any judgment in respect thereof to the non-exclusive general jurisdiction of the courts of the Commonwealth of Pennsylvania, the courts of the United States of America for the Eastern District of Pennsylvania, and appellate courts from any thereof;

                   (ii) consents that any such action or proceeding may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                   (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Company at its address set forth in the Credit Agreement or at such other address of which the Agent shall have been notified; and

                   (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

              (b) THE DEBTORS HEREBY UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN PARAGRAPH (a) ABOVE.

         18. Counterparts. This Security Agreement may be executed by one or more of the parties to this Security Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Security Agreement signed by all the parties shall be lodged with the Company, on behalf of the Debtors, and each of the Banks.

         IN WITNESS WHEREOF, the Debtors have caused this Security Agreement to be duly executed and delivered as of the date first above written.

ATTEST:                                     WEST COAST ENTERTAINMENT
                                            CORPORATION

___________________________                 By:___________________________
                                               Name:
[seal]                                         Title:


ATTEST:                                     VIDEOSMITH, INCORPORATED

___________________________                 By:___________________________
                                               Name:
[seal]                                         Title:


ATTEST:                                     WEST COAST FRANCHISING COMPANY

___________________________                 By:___________________________
                                               Name:
[seal]                                         Title:


                       [signatures continued on next page]

ATTEST:                                     PALMER WEST COAST CORPORATION

___________________________                 By:___________________________
                                               Name:
[seal]                                         Title:


ATTEST:                                     PALMER VIDEO CORPORATION

___________________________                 By:___________________________
                                               Name:
[seal]                                         Title:


ATTEST:                                     PALMER INVESTMENT CORPORATION

___________________________                 By:___________________________
                                               Name:
[seal]                                         Title:


ATTEST:                                     KASABLANCA DISTRIBUTING
                                            CORPORATION

___________________________                 By:___________________________
                                               Name:
[seal]                                         Title:


ATTEST:                                     RKT MERGER CO.

___________________________                 By:___________________________
                                               Name:
[seal]                                         Title:


                       [signatures continued on next page]

ATTEST:                                     SHOWTIME, INC.

___________________________                 By:___________________________
                                               Name:
[seal]                                         Title:


ATTEST:                                     VIDEO GIANT INC.

___________________________                 By:___________________________
                                               Name:
[seal]                                         Title:


                       [signatures continued on next page]

ATTEST:                                     VIDEO KING OF BROOME COUNTY,
                                            INC.

___________________________                 By:___________________________
                                               Name:
                                               Title:
[seal]


ATTEST:                                     KING VIDEO ENTERPRISES,INC.

___________________________                 By:___________________________
                                               Name:
                                               Title:
[seal]


ATTEST:                                     WEST COAST FINANCING
                                            CORPORATION

___________________________                 By:___________________________
                                               Name:
                                               Title:
[seal]


                       [signatures continued on next page]

ATTEST:                                     WEST COAST LICENSING
                                            CORPORATION

___________________________                 By:___________________________
                                               Name:
                                               Title:
[seal]


                                            PNC BANK, NATIONAL ASSOCIATION,
                                             as Agent

                                            By:___________________________
                                               Name:
                                               Title:

                                                                   SCHEDULE I TO
                                                              Security Agreement

                           PATENTS AND PATENT LICENSES

                                                                  SCHEDULE II TO
                                                              Security Agreement

                        TRADEMARKS AND TRADEMARK LICENSE

                                                                 SCHEDULE III TO
                                                              Security Agreement

                          LOCATIONS OF ACCOUNT RECORDS

                                                                  SCHEDULE IV TO
                                                              Security Agreement

                         LOCATIONS OF INVENTORY RECORDS

                                                                   SCHEDULE V TO
                                                              Security Agreement

                             LOCATIONS OF INVENTORY

                                                                  SCHEDULE VI TO
                                                              Security Agreement

                             LOCATIONS OF EQUIPMENT

                                                                 SCHEDULE VII TO
                                                              Security Agreement

                      LOCATIONS OF CHIEF EXECUTIVE OFFICES